SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 1999


                         AVONDALE INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)


            Louisiana                 0-16572             39-1097012
(State or other jurisdiction  (Commission File Number)   (IRS Employer
       of incorporation)                                Identification No.)

    P.O. Box 50280, New Orleans, Louisiana                 70816
   (Address of principal executive offices)              (Zip Code)



                              (504) 436-2121
             (Registrant's telephone number, including area code)


                              Not Applicable
        (Former name or former address, if changed since last report.)



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ITEM 5.   OTHER EVENTS

     On February 18, 1999, Avondale Industries, Inc. issued the press release filed herewith as Exhibit 99.1 announcing that it has been informed by Newport News Shipbuilding Inc. ("Newport") that Newport has received an unsolicited offer from General Dynamics Corporation proposing to acquire Newport for $38.50 per share in cash, subject to due diligence and antitrust clearance from the appropriate regulatory authorities.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Press release issued by the Registrant on February 18, 1999.

          99.2 Letter from General Dynamics Corporation dated February 10, 1999 (with enclosure) (incorporated by reference to Exhibit
               99.2 to Newport's Form 8-K dated February 10, 1999 (Commission File No. 1-12385)).

          99.3 Mutual Nondisclosure Agreement of Newport News and Avondale dated November 20, 1998 (incorporated by reference to Exhibit 99.3 to Newport's Form 8-K dated February 10, 1999 (Commission File No. 1-12385)).

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AVONDALE INDUSTRIES, INC.



                         By:     /S/ THOMAS M. KITCHEN
                                   Thomas M. Kitchen
                              Vice President and Chief Financial Officer

Dated:    February 22, 1999